                                               November 3, 2010

THE DREYFUS FUND INCORPORATED

Supplement to Prospectus

dated May 1, 2010

The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary- Portfolio Management” and “Fund Details- Management”:

Sean P. Fitzgibbon, David Sealy and Barry K. Mills are the fund’s primary portfolio managers. Mr. Fitzgibbon has been a primary portfolio manager of the fund since May 2005. He has been employed by Dreyfus since October 2004. Mr. Fitzgibbon is also a senior managing director, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), a Dreyfus affiliate, where he has been employed since 1991. Mr. Sealy, who has been a portfolio manager of the fund since June 2005 and a primary portfolio manager of the fund since February 2010, is a portfolio manager at TBCAM, where he has been employed since 2005. He also has been employed by Dreyfus since June 1997. Mr. Mills, who has been a portfolio manager of the fund since June 2005 and a primary portfolio manager of the fund since February 2010, is senior managing analyst at TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since 1999.